                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



                       Date of Report:  July 8, 1997



                             SUN COMPANY, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

       Pennsylvania            1-6841                  23-1743282
       ------------            ------                  ----------
       (State or other         (Commission             (IRS employer
        jurisdiction of         file number)            identification
        incorporation)                                  number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
       ----------------------------------------------------------------
       (Registrant's telephone number, including area code)

Item 5.   Other Events.
          -------------

     On July 3, 1997, the Board of Directors of Sun Company, Inc. (the "Company") amended its shareholder rights agreement dated February 1, 1996 between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agreement") in order to provide that, for a period of 18 months following a change in the majority composition of the Company's Board of Directors (the "Board") resulting from a proxy or consent solicitation or other takeover bid, only a majority of the Continuing Directors (those individuals who are members of the Board both before and after a change in majority composition of the Board) can amend the Rights Agreement or redeem the stock purchase rights outstanding under the Rights Agreement. A copy of the amendment to the Rights Agreement is attached hereto as Exhibit 4, and is hereby incorporated by reference in this Report.




Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------------------------------------------------------

     (c)  Exhibits
          --------

          4 Amendment effective July 3, 1997 to the Rights Agreement between Sun Company, Inc. and First Chicago Trust Company of New York dated as of February 1, 1996.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUN COMPANY, INC.



BY   s/ THOMAS W. HOFMANN
     --------------------
     Thomas W. Hofmann
     Comptroller
     (Principal Accounting Officer)

DATE July 8, 1997